                                                                  EXHIBIT  24.1


                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY

             The undersigned, Claire L. Arnold, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000             /s/ CLAIRE L. ARNOLD
                                                  ------------------------
                                                  Claire L. Arnold

                               POWER OF ATTORNEY

             The undersigned, Alan R. Batkin, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ ALAN R. BATKIN
                                               ------------------------
                                               Alan R. Batkin

                               POWER OF ATTORNEY

             The undersigned, K.C. Caldabaugh, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ K.C. CALDABAUGH
                                               ------------------------
                                               K.C. Caldabaugh

                               POWER OF ATTORNEY

             The undersigned, Laurent G. Chambaz, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ LAURENT G. CHAMBAZ
                                               ------------------------
                                               Laurent G. Chambaz

                               POWER OF ATTORNEY

         The undersigned, Richard D. Jackson, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ RICHARD D. JACKSON
                                               ------------------------
                                               Richard D. Jackson

                               POWER OF ATTORNEY

             The undersigned, Leonard J. Kujawa, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ LEONARD J. KUJAWA
                                               ------------------------
                                               Leonard J. Kujawa

                               POWER OF ATTORNEY

             The undersigned, Jean-Pierre Le Hetet, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ JEAN-PIERRE LE HETET
                                               ------------------------
                                               Jean-Pierre Le Hetet

                               POWER OF ATTORNEY

             The undersigned, Larry B. Stillman, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 1999, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated this 24th day of February, 2000          /s/ LARRY B. STILLMAN
                                               ------------------------
                                               Larry B. Stillman